                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.   20549


                               ________________


                                   FORM 8-K

                               ________________



                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): April 18, 2000.
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                          ATLANTIC RICHFIELD COMPANY
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            (Exact name of registrant as specified in its charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)



                1-1196                                  23-0371610
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        (Commission File Number)                    (IRS Employer
                                                   Identification No.)



      333 South Hope Street, Los Angeles, California           90071
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         (Address of principal executive offices)           (Zip Code)



      Registrant's telephone number, including area code:  (213) 486-3511
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                                Not Applicable
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         (Former name or former address, if changed since last report)

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ARCO 8-K
April 25, 2000

Item 1.  Changes in Control of Registrant

On April 18, 2000, the combination of BP Amoco p.l.c. (BP Amoco) and Atlantic Richfield Company (ARCO) was completed by the merger of Prairie Holdings, Inc (a subsidiary of BP Amoco) with and into ARCO, pursuant to the terms of the merger agreement dated March 31, 1999, as amended through March 27, 2000 (Merger Agreement). Pursuant to the Merger Agreement, each share of outstanding common stock of ARCO (except for any such shares owned by BP Amoco, ARCO or any subsidiary of BP Amoco or ARCO) was converted into the right to receive 1.64 BP Amoco American Depositary Receipts (ADRs) or, subject to the timely receipt of elections therefor, 9.84 BP Amoco Ordinary Shares. In addition, the outstanding ARCO common stock was delisted from the New York Stock Exchange and other exchanges on which it had been listed. In connection with the merger, on April 18, 2000, ARCO issued 324,711,290 new shares of common stock to BP Amoco. Later on April 18, 2000, BP Amoco transferred all such shares to BP America, Inc., a wholly owned subsidiary of BP Amoco, so that BP Amoco owns indirectly all of the currently outstanding common stock of ARCO.

ARCO's outstanding shares of $2.80 and $3.00 Preference Stock remain listed on the New York Stock Exchange. Pursuant to the Merger Agreement, each share of $2.80 Preference Stock became convertible into 7.872 ADRs and each share of $3.00 Preference Stock became convertible into 22.304 ADRs. ARCO remains a reporting company within the meaning of the Securities and Exchange Act of 1934.

Also in connection with the merger, all of ARCO's directors and officers, including its executive officers listed in ARCO's Report on Form 10-K for the year ended December 31, 1999, resigned concurrently with the effective date of the merger, April 18, 2000. Effective April 18, 2000, and pursuant to the Merger Agreement, as amended, the directors of Prairie Holdings, Inc became the directors of ARCO. Accordingly the directors of ARCO now are:

     Peter B. P. Bevan
     John F. Campbell
     D. Patrick Chapman
     Robert D. Agdern
     James G. Nemeth
Effective April 18, 2000, the following officers were elected:

President                                           Robert D. Agdern
Chief Financial Officer and
   Vice President                                   Eileen A. Kamerick
Executive Vice President                            David H. Welch
Executive Vice President                            Roger E. Williams
Vice President                                      W. Murray Air
Vice President                                      Larry D. Burton
Vice President-Human Resources                      John F. Campbell
Vice President                                      Lucy I. Davies
Vice President                                      William R. Hutchinson
Vice President                                      Chris Noble
Vice President                                      Anthony J. Nocchiero
Vice President                                      Edward W. Sturrus
Vice President                                      David R. Watson
Vice President and
   General Tax Officer                              James G. Nemeth
Corporate Secretary                                 Daniel B. Pinkert
Treasurer                                           Robert J. Novaria
Tax Officer                                         Dale P. Shrallow
Controller                                          Anthony J. Nocchiero
Assistant Controller                                Charles L. Hall

All of the above individuals are employees of BP Amoco or of a subsidiary company of BP Amoco.

Item 4. Changes in Registrant's Certifying Accountant

On April 18, 2000, in connection with the combination of ARCO and BP Amoco, PricewaterhouseCoopers LLP (PwC) resigned as ARCO's independent accountants. BP Amoco expects to appoint Ernst & Young, who currently act as independent accountants for BP Amoco, as ARCO's independent accountants. During ARCO's two most recent fiscal years and through the date of the resignation of PwC as ARCO's independent accountants there have been no "disagreements" nor "reportable events" within the meaning of Item 304(a) of Regulation S-K.


Item 7.  Financial Statements and Exhibits

(a)  None
(b)  None
(c)  Exhibits


3.1  Amendment to Certificate of Incorporation

16 Letter of PricewaterhouseCoopers LLP (PwC) regarding its concurrence with registrant's statement concerning PwC's resignation as independent accountants for ARCO.
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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ATLANTIC RICHFIELD COMPANY


                                       /s/ Charles L. Hall
                                       ________________________________
                                           Charles L. Hall
                                           Assistant Controller
Dated:  April 25, 2000